SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

I.              Evergreen Municipal Bond Fund (the "Fund")

                Effective March 1, 2006, the Fund's investment strategy will be revised to include the following disclosure:

The Fund may invest a portion of its assets in inverse floaters, which are derivative securities that offer a coupon yield and price movement based on bonds of a specific municipal issuer held in a trust. Because inverse floaters offer coupons that vary inversely with changes in short-term interest rates, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.

                The Fund's "RISK FACTORS" section in the prospectus is also amended to add the following risk references and disclosure:

Inverse Floater Risk

Inverse floating rate obligations represent interest in bonds. They carry coupon rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices of inverse floaters are generally more volatile than prices of bonds with similar maturities. The market value of inverse floaters will fall when interest rates rise, but will generally fall further than the market value of a bond with a similar maturity.

December 15, 2005	575053 (12/05)